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                                                                    EXHIBIT 99.2


                                 PROMISSORY NOTE

$12,650,000.00                                                New York, New York
                                  June 14, 2005

        FOR VALUE RECEIVED, BEHRINGER HARVARD DOWNTOWN PLAZA LP, a Delaware limited partnership, as maker, having its principal place of business at c/o Behringer Harvard Funds, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 ("BORROWER"), hereby unconditionally promises to pay to the order of BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, as lender, having an address at 383 Madison Avenue, New York, New York 10179 ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Twelve Million Six Hundred Fifty Thousand and No/100 Dollars ($12,650,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement, dated the date hereof, between Borrower and Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the "LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                                   ARTICLE 1
                                  PAYMENT TERMS

        Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

                                   ARTICLE 2
                            DEFAULT AND ACCELERATION

        Except as otherwise provided in the Loan Agreement, the Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                                   ARTICLE 3
                                 LOAN DOCUMENTS

        This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

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                                   ARTICLE 4
                                 SAVINGS CLAUSE

        Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender.

                                   ARTICLE 5
                                 NO ORAL CHANGE

        This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                                   ARTICLE 6
                                     WAIVERS

        Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind, except for such notices as are expressly provided for in any Loan Document. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents, except as may be expressly provided in such release, alteration, amendment or waiver. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If any Borrower is a limited liability company, the agreements herein

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contained shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term "Borrower" as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company shall not thereby be released from any liability. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)

                                   ARTICLE 7
                                    TRANSFER

        Upon the transfer of this Note, Borrower hereby waiving prior notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                                   ARTICLE 8
                                   EXCULPATION

        The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                                   ARTICLE 9
                                  GOVERNING LAW

        (A) THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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        (B)     ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER
ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

                CT CORPORATION SYSTEM
                111 EIGHTH AVENUE
                NEW YORK, NEW YORK 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                                   ARTICLE 10
                                     NOTICES

        All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

                                   ARTICLE 11
                                JOINT AND SEVERAL

        If more than one Person has executed this Note as "Borrower", the obligations of all such Persons hereunder shall be joint and several except as set forth in the Loan Documents.


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                                   ARTICLE 12
                          SPECIAL CALIFORNIA PROVISIONS

        (a) PREPAYMENT. BY INITIALING BELOW, BORROWER EXPRESSLY ACKNOWLEDGES AND UNDERSTANDS THAT, PURSUANT TO THE TERMS OF THIS NOTE, IT HAS AGREED THAT IT HAS NO RIGHT TO PREPAY THE NOTE EXCEPT AS EXPRESSLY PERMITTED IN THE LOAN AGREEMENT AND THAT IT SHALL BE LIABLE FOR THE PAYMENT OF THE PREPAYMENT CHARGES FOR PREPAYMENT OF THIS NOTE UPON ACCELERATION OF THIS NOTE IN ACCORDANCE WITH ITS TERMS. FURTHER, BY INITIALING BELOW, BORROWER WAIVES ANY RIGHTS IT MAY HAVE UNDER SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE, OR ANY SUCCESSOR STATUTE, AND EXPRESSLY ACKNOWLEDGES AND UNDERSTANDS THAT LENDER HAS MADE THE LOAN IN RELIANCE ON THE AGREEMENTS AND WAIVER OF BORROWER AND THAT LENDER WOULD NOT HAVE MADE THE LOAN WITHOUT SUCH AGREEMENTS AND WAIVER OF BORROWER.

        (b)     DISCLOSURE. BORROWER HEREBY ACKNOWLEDGES THAT INTEREST ON THIS
NOTE IS TO BE CALCULATED BY LENDER ON THE BASIS OF A THREE HUNDRED SIXTY (360) DAY YEAR AND IS FULLY AWARE THAT SUCH CALCULATIONS MAY RESULT IN AN ACCRUAL AND/OR PAYMENT OF INTEREST IN AMOUNTS GREATER THAN CORRESPONDING INTEREST CALCULATIONS BASED ON A THREE HUNDRED SIXTY-FIVE (365) DAY YEAR.

        (c) DEFAULT. Borrower recognizes that its default in making any payment as provided herein or in any other Loan Document as agreed to be paid when due, or the occurrence of any other Event of Default hereunder or under any other Loan Document, will require Lender to incur additional expense in servicing and administering the Loan, in loss to Lender of the use of the money due and in frustration to Lender in meeting its other financial and loan commitments and that the damages caused thereby would be extremely difficult and impractical to ascertain. Borrower agrees (a) that an amount equal to the late payment charge pursuant to Section 2.3.4 of the Loan Agreement plus the accrual of interest at the Default Rate is a reasonable estimate of the damage to Lender in the event of a late payment, and (b) that the accrual of interest at the Default Rate following any other Event of Default is a reasonable estimate of the damage to Lender in the event of such other Event of Default, regardless of whether there has been an acceleration of the Loan. Nothing in this Note shall be construed as an obligation on the part of Lender to accept, at any time, less than the full amount then due hereunder, or as a waiver or limitation of Lender's right to compel prompt performance.

        (d) LOSS OF NOTE. Upon notice from Lender to Borrower of the loss, theft, destruction or mutilation of this Note and, upon receipt of indemnity reasonably satisfactory to Borrower from Lender (except that if the Lender initially named herein is the holder of this Note, an indemnification from the Lender initially named herein shall be sufficient) or, in the case of mutilation hereof, upon surrender of the mutilated Note, Borrower will make and deliver a new note of like tenor in lieu of this Note.

        (e) SALE OF LOAN. Lender, at any time and without the consent of Borrower, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title

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and interest in and to the loan evidenced by this Note, the Security Instrument and the other Loan Documents, and any collateral given as security for the loan evidenced by this Note.

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        IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                         Borrower:

                                         BEHRINGER HARVARD DOWNTOWN PLAZA LP,
                                         a Delaware limited partnership

                                         By:  Behringer Harvard Downtown Plaza
                                              GP, LLC, a Delaware limited
                                              liability company

                                              By: ____________________________
                                                  Gerald J. Reihsen, III
                                                  Secretary







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